UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         January 14, 2004
                                                 -------------------------------

                         Hampton Roads Bankshares, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                     005-62335                  54-2053718
          --------                     ---------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                  201 Volvo Parkway, Chesapeake, Virginia 23320
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (757) 436-1000
                                                   ---------------

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Item 9. Regulation FD Disclosure.

      On January 13, 2004, Hampton Roads Bankshares, Inc. issued a press release announcing a dividend payable during the first quarter of 2004. This information is being furnished pursuant to Item 12 "Results of Operations and Financial Condition" of Form 8-K. A copy of the press release is furnished herewith as
Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Hampton Roads Bankshares, Inc.

Date January 14, 2004                By: /s/ Jack W. Gibson
                                         --------------------------------------
                                         Jack W. Gibson
                                         President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                  Description of Exhibits
-----------                  -----------------------

   99.1                      Press release dated January 14, 2004